Putnam BioRevolutionTM ETF
The fund's portfolio
7/31/23 (Unaudited)

COMMON STOCKS (97.6%)(a)
	Shares	Value
Biotechnology (16.0%)
Alkermes PLC(NON)	4,087	$119,667
Alnylam Pharmaceuticals, Inc.(NON)	213	41,620
Argenx SE ADR (Netherlands)(NON)	63	31,782
Ascendis Pharma A/S ADR (Denmark)(NON)	1,265	114,040
Biogen, Inc.(NON)	591	159,682
BioMarin Pharmaceutical, Inc.(NON)	254	22,334
Exact Sciences Corp.(NON)	1,270	123,876
Regeneron Pharmaceuticals, Inc.(NON)	103	76,417
Rocket Pharmaceuticals, Inc.(NON)	2,101	37,923
Sarepta Therapeutics, Inc.(NON)	284	30,783
Twist Bioscience Corp.(NON)	1,795	43,690

		801,814
Chemicals (19.6%)
Borregaard ASA (Norway)	1,958	31,992
Corteva, Inc.	2,864	161,616
Danimer Scientific, Inc.(NON)	8,948	25,144
DuPont de Nemours, Inc.	2,292	177,928
FMC Corp.	558	53,696
Ginkgo Bioworks Holdings, Inc.(NON)	18,529	46,508
Ingevity Corp.(NON)	1,896	121,382
Novozymes A/S ADR (Denmark)	3,582	179,566
PPG Industries, Inc.	720	103,608
Symrise AG (Germany)	727	79,438

		980,878
Food products (3.6%)
Archer-Daniels-Midland Co.	902	76,634
Bunge, Ltd.	411	44,663
Kerry Group PLC Class A (Ireland)	611	60,703

		182,000
Hotels, restaurants, and leisure (2.4%)
Chipotle Mexican Grill, Inc.(NON)	62	121,661

		121,661
Interactive media and services (6.2%)
Alphabet, Inc. Class A(NON)	2,322	308,176

		308,176
Life sciences tools and services (22.4%)
10x Genomics, Inc. Class A(NON)	578	36,402
Avantor, Inc.(NON)	4,981	102,459
Bio-Rad Laboratories, Inc. Class A(NON)	555	224,975
Bio-Techne Corp.	1,153	96,160
Charles River Laboratories International, Inc.(NON)	259	54,271
Danaher Corp.	796	203,028
IQVIA Holdings, Inc.(NON)	274	61,310
Maravai LifeSciences Holdings, Inc. Class A(NON)	2,302	26,036
Thermo Fisher Scientific, Inc.	579	317,677

		1,122,318
Personal care products (2.0%)
L'Oreal SA (France)	218	101,437

		101,437
Pharmaceuticals (16.7%)
AstraZeneca PLC ADR (United Kingdom)	1,709	122,535
Bayer AG (Germany)	1,385	80,922
Eli Lilly and Co.	500	227,275
Merck & Co., Inc.	680	72,522
Novo Nordisk A/S Class B (Denmark)	419	67,523
Sanofi (France)	1,246	133,011
Zoetis, Inc.	705	132,603

		836,391
Semiconductors and semiconductor equipment (5.2%)
NVIDIA Corp.	553	258,411

		258,411
Textiles, apparel, and luxury goods (3.5%)
Lululemon Athletica, Inc. (Canada)(NON)	462	174,881

		174,881

Total common stocks (cost $4,242,079)		$4,887,967

SHORT-TERM INVESTMENTS (2.7%)(a)
	Shares	Value
Putnam Government Money Market Fund Class P 4.96%(AFF)	132,978	$132,978

Total short-term investments (cost $132,978)		$132,978
TOTAL INVESTMENTS

Total investments (cost $4,375,057)		$5,020,945

	Key to holding's abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.
	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from May 1, 2023 through July 31, 2023 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $5,008,434.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Government Money Market Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 4/30/23	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 7/31/23
	Short-term investments
	Putnam Government Money Market Fund*	$104,444	$209,092	$180,558	$1,611	$132,978

	Total Short-term investments	$104,444	$209,092	$180,558	$1,611	$132,978
	* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund. There were no realized or unrealized gains or losses during the period.
	DIVERSIFICATION BY COUNTRY
	Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):
	United States	76.6%
	Denmark	7.2
	France	4.7
	Canada	3.5
	Germany	3.2
	United Kingdom	2.4
	Ireland	1.2
	Norway	0.6
	Netherlands	0.6

	Total	100.0%
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$308,176	$—	$—
Consumer discretionary	296,542	—	—
Consumer staples	283,437	—	—
Health care	2,760,523	—	—
Information technology	258,411	—	—
Materials	980,878	—	—

Total common stocks	4,887,967	—	—
Short-term investments	132,978	—	—

Totals by level	$5,020,945	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com